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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 21, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






New York                            1-892                     34-0252680
(State or Other                  (Commission                (IRS Employer
Jurisdiction of                  File Number)              Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
             (Former Name or Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On July 21, 2000, The B.F.Goodrich Company issued a press release announcing its earnings for the three-months and six-months periods ended June 30, 2000. A copy of such press release, together with a supplement to the press release containing additional financial information, is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 The B.F.Goodrich Company Press Release dated July 21, 2000 titled "BFGoodrich reports second quarter results" and supplement to the press release.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE B.F.GOODRICH COMPANY
                                        (Registrant)


Date:  July 21, 2000                    By:      /s/ Robert D. Koney, Jr.
                                                 ---------------------------
                                                 Robert D. Koney, Jr.
                                                 Vice President and Controller








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